SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A (No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2002

Scanner Technologies Corporation

(Exact name of Registrant as Specified in its Charter)

New Mexico

(State or Other Jurisdiction of Incorporation)

000-08149	85-0169650
(Commission File Number)	(IRS Employer
Identification No.)

14505 21st Avenue N., #220

Minneapolis, Minnesota  55447

(Address of Principal Executive Offices and Zip Code)

(763) 476-8271

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

                This Current Report on Form 8-K/A amends Item 7 of the Registrant's Current Report on Form 8-K, filed August 15, 2002.

Item 7.                    Financial Statements and Exhibits.

                (a)           Financial statements of businesses acquired.

                Attached hereto as Exhibits 99.1 and 99.2, respectively, are (i) the audited consolidated statements for the fiscal years ended December 31, 2001 and 2000, and (ii) the unaudited financial statements for the six month period ended June 30, 2002, for the privately held company called Scanner Technologies Corporation.  This company was merged with and into the Registrant on July 31, 2002.  In connection with the merger, the Registrant has changed its name to "Scanner Technologies Corporation" and continues to operate the business of the privately held company.

                (b)           Pro forma financial information:

                The pro forma financial information reflecting the aforesaid merger is attached hereto as Exhibit 99.3.

                (c)           Exhibits:  See Exhibit Index on page following Signature.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCANNER TECHNOLOGIES CORPORATION

	By	/s/ Elwin M. Beaty
Date: October 11, 2002		Elwin M. Beaty
President and Chief Executive Officer

EXHIBIT INDEX

Scanner Technologies Corporation

(formerly Southwest Capital Corporation)

Form 8-K/A Current Report

Exhibit Number	Description

2.1

Agreement and Plan of Reorganization dated as of January 16, 2002 between the Registrant and Scanner Technologies Corporation, a Minnesota corporation (incorporated by reference to Annex A on pages A-1 through A-46 to the Registrant's Definitive Proxy Statement filed on July 11, 2002).

2.2

Amendment No. 1 dated March 8, 2002 to Agreement and Plan of Reorganization dated January 16, 2002 (incorporated by reference to Exhibit 2.2 to the Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001).

2.3	Amended and Restated Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 2.3 of Registrant's Current Report filed on Form 8-K on August 15, 2002).

2.4	Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 2.4 of Registrant's Current Report filed on Form 8-K on August 15, 2002).

23.1	Consent of Lethert, Skwira, Schultz & Co. LLP

99.1

Audited Consolidated Financial Statements of Scanner Technologies Corporation for the Fiscal Years 2001 and 2000 (incorporated by reference to pages F-1 through F-13 of Registrant's Definitive Proxy Statement filed on July 11, 2002).

99.2	Unaudited Consolidated Financial Statements of Scanner Technologies Corporation for the Six Month Period ended June 30, 2002.

99.3	Pro Forma Financial Information.